UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2017

Corcept Therapeutics Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-50679	77-0487658
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

149 Commonwealth Drive

Menlo Park, CA 94025

(Address of principal executive offices, with zip code)

(650) 327-3270

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former, address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 24, 2017, we held our annual meeting of stockholders to consider and vote on proposals: 1) to elect seven directors to hold office until our 2018 annual meeting of stockholders and until their successors are elected and qualified, 2) to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, 3) to approve, by non-binding advisory vote, the compensation of our named executive officers, and 4) to recommend, by non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers.

A total of 113,112,210 shares of Corcept Therapeutics Incorporated common stock held by stockholders of record at the close of business on March 31, 2017 were entitled to vote at the annual meeting. The total number of shares voted at the annual meeting was 108,840,308. The voting on the four matters is set forth below:

Proposal 1 – Election of Directors. The following directors were elected to serve until our 2018 annual meeting of stockholders and until their successors are elected.

Director	For	Withheld	Broker Non-Votes
James N. Wilson	76,439,309	3,304,730	29,096,269
G. Leonard Baker, Jr.	78,066,522	1,677,517	29,096,269
Joseph K. Belanoff, M.D.	79,098,591	645,448	29,096,269
Daniel M. Bradbury	78,789,622	954,417	29,096,269
Reneé D. Galá	78,698,836	1,045,203	29,096,269
David L. Mahoney	76,905,824	2,838,215	29,096,269
Daniel N. Swisher, Jr.	76,829,166	2,914,873	29,096,269

Proposal 2 – To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

For	108,366,793
Against	403,043
Abstain	70,472
Broker Non-Votes	N/A

Proposal 3 – To approve, by non-binding advisory vote, the compensation of our named executive officers.

For	75,561,267
Against	4,089,353
Abstain	93,419
Broker Non-Votes	29,096,269

Proposal 4 – To recommend, by non-binding advisory vote, the frequency of the advisory vote on the compensation of our named executive officers.

3 years	45,857,317
2 years	1,912,616
1 year	31,868,856
Abstain	105,250
Broker Non-Votes	29,096,269

Based on the recommendation of our Board of Directors in the proxy statement for the annual meeting and the voting results with respect to the non-binding advisory vote to determine the frequency of advisory votes on the compensation of our named executive officers, our Board of Directors determined that the company will hold an advisory vote on compensation of our named executive officers every three years until the next frequency advisory vote.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ G. Charles Robb
Name: G. Charles Robb
Title: Chief Financial Officer and Secretary

Date: May 30, 2017